UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 21, 2005.


                                XINHUA CHINA LTD.
                                -----------------
             (Exact name of registrant as specified in its chapter)


           Nevada                      000-33195                 88-0437644
           ------                      ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

 PMB 680, 250 H Street, Blaine, WA                                      98230
-------------------------------------------                            -------
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (604) 681-3864
                                                     --------------


    Suite 1880, 505 Burrard St., Vancouver, British Columbia, Canada, V7X 1M6
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
------------------------------------------------------

On January 21 2005, Xinhua China Ltd. (the "Company"), Pac-Poly Investments Limited ("Pac-Poly"), a company organized under the laws of the British Virgin Islands, and the shareholders of Pac-Poly executed a share purchase agreement (the "Share Purchase Agreement") whereby the shareholders of Pac-Poly have transferred all of the issued and outstanding shares in the capital of Pac-Poly to the Company in exchange for the Company issuing to the shareholders of Pac-Poly on a pro rata basis an aggregate of 16,387,000 shares of common stock of the Company. The Company now, indirectly through its wholly owned subsidiary, Pac-Poly, owns 27% of the registered capital in Xinhua Publications Circulation & Distribution Co., Ltd. ("Xinhua C & D"). A copy of this Share Purchase Agreement between the Company, Pac-Poly and the shareholders of Pac-Poly, dated January 21, 2005 is attached hereto as Exhibit 10.1.

In addition, on January 21 2005, the Company, Beijing Boheng Investments Ltd. ("Boheng"), a company organized under the laws of the People's Republic of China, and the shareholders of Boheng executed a share purchase agreement (the "Share Purchase Agreement") whereby the shareholders of Boheng have transferred 95% of the issued and outstanding shares in the capital of Boheng to the Company in exchange for the Company issuing to the shareholders of Boheng on a pro rata basis an aggregate of 18,613,000 shares of common stock of the Company. The Company now, indirectly through its 95% majority owned subsidiary, Boheng, owns 30.67% of the registered capital in Xinhua C & D. A copy of this Share Purchase Agreement between the Company, Boheng and the shareholders of Boheng, dated January 21, 2005 is attached hereto as Exhibit 10.2.

Furthermore, on January 21, 2005, the Company an its President, Mr. Xianping Wang, executed a letter Agreement (the "Letter Agreement"), whereby Mr. Wang agreed that upon completion of the share acquisition by the Company of 100% of the issued and outstanding shares of Pac-Poly and 95% of the issued and outstanding shares of Boheng, Mr. Wang will surrender for cancellation and return to the Company's treasury 35,000,000 of the 45,000,000 shares of common stock of the Company registered in Mr. Wang's name.


ITEM 8.01.  OTHER EVENTS
------------------------

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.         Description
-----------         -----------
Exhibit 10.1        Share Purhase  Agreement  between the Company,  Pac-Poly and the shareholders of Pac-Poly, dated January 21, 2005.

Exhibit 10.2 Share Purchase Agreement between the Company, Boheng and the shareholders of Boheng, dated January 21, 2005.

Exhibit 99.1        Press Release dated January 21, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 2005

                                                XINHUA CHINA LTD.
                                                -----------------


                                                By: /s/ Reg Handford
                                                   ---------------------------
                                                Name:    Reg Handford
                                                Title:   Director

                                  EXHIBIT INDEX
                                  -------------


                                                                 Sequential Page
Number    Exhibit                                                    Number
------    -------                                                ---------------

 10.1     Share  Purchase  Agreement  between  the  Company,
          Pac-Poly and the  shareholders of Pac-Poly,  dated
          January 21, 2005.                                              5

 10.2     Share  Purchase  Agreement  between  the  Company,
          Boheng  and  the  shareholders  of  Boheng,  dated
          January 21, 2005.                                             49

 99.1     Press Release dated January 21, 2005.                         93